SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 18, 2003

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.0	Press release dated July 18, 2003

Item 9.    Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 18, 2003, Mattel issued a press release regarding its results of operations for the second quarter of 2003, a copy of which is furnished as Exhibit 99.0 hereto. This exhibit is incorporated herein by reference.

In its second quarter 2003 press release, Mattel uses the following non-GAAP financial measures to analyze its continuing operations and to monitor, assess and identify meaningful trends in its operating and financial performance:

•	Gross sales and gross sales in local currency
•	Operating income before charges
•	After-tax income before charges
•	Earnings per share (“EPS”) before charges

Gross sales represents sales to customers, excluding sales adjustments such as trade discounts and other allowances. Gross sales in local currency represents gross sales converted into US dollars using a constant conversion rate, period-over-period. Management believes that changes in gross sales and gross sales in local currency highlight significant trends in Mattel’s business. Changes in gross sales are discussed because most sales adjustments are not allocated to individual brands, making net sales less meaningful. Changes in gross sales in local currency are discussed solely for the purpose of consistently presenting changes in gross sales, period-over-period, and do not represent actual foreign exchange rates applicable to Mattel. A reconciliation of gross sales to the most directly comparable GAAP financial measure, net sales, is provided in Exhibits IV and V while a reconciliation of gross sales in local currency to the most directly comparable GAAP financial measure, net sales, is provided in Exhibits VI and VII to the press release furnished as Exhibit 99.0 to this Form 8-K.

Operating income before charges, after-tax income before charges, and EPS before charges include adjustments to GAAP net income and EPS to remove the impact of charges related to the financial realignment plan as described in the press release. The financial realignment plan will be completed in 2003. As such, these charges are unusual in nature and will not impact Mattel’s results of operations going forward. Management believes these non-GAAP financial measures assist management and investors in evaluating, and comparing from period to period, Mattel’s results from ongoing operations in a more meaningful and consistent manner while also highlighting significant trends in the results of operations. In addition, management uses operating income before charges for a variety of purposes, including devising operating targets, evaluating actual performance against such targets at the company, business unit and individual level, evaluating trends in Mattel’s results of operations, and forecasting. A reconciliation of operating income before charges, after-tax income before charges, and EPS before charges to the most directly comparable GAAP financial measure, income before cumulative effect of change in accounting principles, is provided in Exhibits IV and V to the press release furnished as Exhibit 99.0 to this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: July 18, 2003

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